EXHIBIT 10.5

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, GIVEN, BEQUEATHED, TRANSFERRED, ASSIGNED PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF (“TRANSFERRED”) EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAW, PROVIDED THAT AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

COSTAS, INC.

8% CONVERTIBLE PROMISSORY NOTE

Dated:	Principal Balance: US $[ ]

For Value Received, the undersigned, Costas, Inc., a company organized under the laws of the State of Nevada (herein called the “Company”), hereby promises to pay to __________(the “Holder”), the amount set forth above (the “Principal Balance”) no later than [*] (the “Maturity Date”).

1. Interest. Simple interest shall accrue on this Note at a rate of Eight Percent (8%) per annum and shall be payable on the Maturity Date.

2. Repayment. (a) At the Holder’s discretion, the Company may pre-pay all, or any portion, of this Note and any interest accrued thereon at any time upon Thirty (30) days written notice to the Holder, without penalty.

3. Conversion. The Holder has the right, in its sole discretion, at any time, with three (3) days written notice, to convert any part of this Note and accrued interest thereon into shares of the Company's common stock at a conversion rate of par value or $0.001 per share. The Holder shall exercise his right to convert this Note or any part thereof, by delivering to the Company a Notice of Election to Convert in the form attached hereto as Exhibit A (the “Notice of Election to Convert”). The Holder shall provide this original Note to the Company along with such Notice of Election to Convert. In the case that the Holder elects to convert the entire outstanding balance of this Note, then the Note shall be cancelled in whole. In the event that Holder elects to convert less than the entire outstanding balance of this Note, then a new Note shall be reissued reflecting the remaining balance of this Note and delivered to the Holder along with the common stock issued as a result of the Holder's Notice of Election to Convert.

4. Anti-dilution. In the event that the Holder elects to convert the principal amount of this Note into shares of the Company’s common stock, then no re-capitalization, forward split or reverse split of the Company’s common stock to take effect after the date hereof but prior to the date of conversion shall have a dilutive effect on the number of shares that are to be issued as a result of such conversion.

5. Unregistered. This Note has not been registered under the Act, or the securities laws of any state and:

(a)

In the case of a U.S. Person (as such term is defined in Rule 902 of Regulation S under the Act) or any entity or individual that is a resident of the U.S., this Note is being offered and sold to a limited number of U.S. accredited investors in transactions not requiring registration under the Act; and

(b)	In the case of a non-U.S. Person, this Note is being offered and sold to such non-U.S. Person pursuant to Regulation S in transactions not requiring registration under the Act.

Accordingly, this Note, upon issuance, will be a “restricted security” in the United States within the meaning of Rule 144(a)(3) of the Act.

If the Note is not repaid in full on the Maturity Date, an Event of Default occurs. If an Event of Default is noticed by the Holder and is not remedied within thirty (30) days, any remaining Principal of the Note and any accrued, but unpaid interest may be immediately converted into common shares as set forth in Item 3 herein.

6. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

7. Waiver. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Note Purchase Agreement.

8. Enforcement Fees. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, financial advisory fees and attorneys' fees and disbursements.

9. Governing Law,Jurisdiction; Severability; Jury Trial. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

***** Signature Page to Follow*****

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The Company has caused this Note to be duly executed on the date first written above.

COSTAS, INC.	[ ]

By:	By:
James Brooks, CEO

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EXHIBIT A

FORM OF NOTICE OF ELECTION TO CONVERT

NOTICE OF ELECTION TO CONVERT

DEBT

TO COSTAS, INC.

The undersigned Holder of that certain debt owed to it (the "Debt") by COSTAS, INC. a Nevada corporation ("CSSI"), hereby irrevocably exercises the option to convert $_____________ of the Debt into shares of Common Stock of CSSI, at the conversion price of $0.001 per share for a total of ___________ shares and directs that the shares of the Common Stock issuable and deliverable upon the conversion be issued and delivered to the Holder hereof.

Signature

Dated: ____________________, 20____

Signature Guaranteed

Fill in for name in which Shares are to be issued:

(Please print name and address, including zip code)

Social Security or other Taxpayer Identification Number

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